UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 001-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Karlavägen 100, 115 26 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 70 29 58 519

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2024, Neonode Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Board of Directors of the Company (the “Board”) and Dr. Urban Forssell, the Company’s then President and Chief Executive Officer (“CEO”) mutually agreed that Dr. Forssell will step down as President and CEO effective immediately on April 10, 2024. As set forth in the Original Form 8-K, the Company and Dr. Forssell expected to enter into a termination agreement at a later date.

On April 10, 2024, the Company and Dr. Forssell entered into a Termination Agreement (the “Termination Agreement”), pursuant to which Dr. Forssell was discharged from his position as the Company’s President and CEO and will act as a Senior Advisor to the management team of NeoNode Technologies AB, the Company’s subsidiary, and the Board until December 31, 2024. As the Senior Advisor, Dr. Forssell is entitled to, among others, (i) a monthly salary of SEK 194,000 (approximately US$17,838) and (ii) the same occupational pension contribution, insurance coverage, sick pay, and health care allowance benefits that were previously provided by the employment contract entered into between the Company and Dr. Forssell on January 1, 2020. Dr. Forssell is not entitled to any variable remuneration payment, award or compensation, whether up-front or deferred, under any variable remuneration scheme, except for the bonus payment of SEK 112,500 (approximately US$10,345) attributable to his performance during the year ended December 31, 2023 as granted by the Board.

The foregoing description of the Termination Agreement is a summary and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination Agreement, dated April 10, 2024, by and among Dr. Urban Forssell, the Company, and Neonode Technologies AB.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2024	NEONODE INC.

	By:	/s/ Fredrik Nihlén
	Name:	Fredrik Nihlén
	Title:	Interim President and Chief Executive Officer and Chief Financial Officer

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